UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A-3

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2010

PARAMOUNT GOLD AND SILVER CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-51600		20-3690109
(Commission File Number)		(IRS Employer Identification No.)

665 Anderson Street
Winnemucca, NV 89445
(Address of Principal Executive Offices)

(775) 625-3600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The purpose of this Form 8-K/A No. 3 is to amend the Current Report on Form 8-K A-2 filed by Paramount Gold and Silver Corp. on November 2, 2010 to identify Smythe Ratcliffe LLP as the chartered accountants  who issued the Auditor’s Report dated  for the audit of the X-Cal Resources Ltd. financial statements.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

A.
Auditors’ Report in connection with the audit of the consolidated balance  sheets of X-Cal Resources Ltd. as at March 31, 2010 and 2009 and the consolidated statements of operations, cash  flows and shareholders’ equity for the years ended March 31, 2010, 2009 and 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paramount Gold and Silver Corp.

Date: November 16, 2010	By:	/s/Christopher Crupi
Christopher Crupi, CEO

3

AUDITORS' REPORT

TO THE DIRECTORS OF X-CAL RESOURCES LTD.

We have audited the consolidated balance sheets of X-Cal Resources Ltd. as at March 31, 2010 and 2009 and the consolidated statements of operations, cash flows and shareholders' equity for the years ended March 31, 2010, 2009 and 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Canada and the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2010 and 2009 and the results of its operations and its cash flows for the years ended March 31, 2010, 2009 and 2008 in accordance with Canadian generally accepted accounting principles.

"Smythe Ratcliffe LLP" (signed)

Chartered Accountants

Vancouver, Canada
June 11, 2010, except as to Notes 16
and 17, which are as of October 12, 2010.

COMMENTS BY AUDITORS FOR US READERS

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as described in note 1 to the financial statements. Our report to the directors dated June 11, 2010, except as to Notes 16 and 17 which are as of October 12, 2010 is expressed in accordance with Canadian reporting standards, which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

"Smythe Ratcliffe LLP" (signed)

Chartered Accountants

Vancouver, Canada
June 11, 2010, except as to Notes 16
and 17, which are as of October 12, 2010.